2022 Second Quarter Results Gentherm, Inc. August 2, 2022 Exhibit 99.2

Forward-Looking Statement Except for historical information contained herein, statements in this presentation are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Gentherm Incorporated's goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this presentation are made as of the date hereof or as of the date specified herein and are based on management's reasonable expectations and beliefs. Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that described in or indicated by the forward-looking statements. Those risks include, but are not limited to, risks that: the COVID-19 pandemic and its direct and indirect adverse impacts on the automobile and medical industries and global economy, which had and are likely to continue to have, an adverse effect on, among other things, the Company’s results of operations, financial condition, cash flows, liquidity, business operations and stock price; the current supply-constrained environment we are facing involving component shortages, manufacturing disruptions, logistics challenges and inflationary pressures, and any future material delays or inflationary pressures in the supply chain of the Company or the automotive original equipment manufacturers (“OEMs”) or first tier suppliers (“Tier 1s”) supplied by the Company; the period of sustained price increases for various material components and shipping costs currently experienced in the automotive industry, which may continue for longer than we expect; risks relating to the Company’s recent acquisitions of Alfmeier and Dacheng (the “Acquisitions”), including: the Company’s increased debt leverage following the closing of the Acquisitions; risks inherent in the achievement of expected financial results, growth prospects and cost synergies for each of the Acquisitions and the timing thereof; and integration risks; the impact of industry or consumer behaviors on future automotive vehicle production and the Company’s strategy to develop and sell products tailored to evolving market demands, including the development and use of autonomous and electric vehicles and increasing use of car- and ride-sharing and on-demand transportation as a service, as well as related regulations; borrowing availability under the Company’s revolving credit facility; the Company’s failure to be in compliance with covenants under its debt agreements, which could result in the amounts outstanding thereunder being accelerated and becoming immediately due and payable; the Company’s ability to obtain additional financing by accessing the capital markets, which may not be available on acceptable terms or at all; the macroeconomic environment, including its impact on the automotive industry, which is cyclical; any significant declines in automobile production; market acceptance of the Company’s existing or new products, and new or improved competing products developed by competitors with greater resources; shifting customer preferences, including due to the evolving use of automobiles and technology; the Company’s ability to project future sales volumes, based on which the Company manages its business; reductions in new business awards due to the macroeconomic environment, COVID-19 and related uncertainties; the Company’s ability to convert new business awards into product revenues; the loss, material reduction in sales from or the insolvency of any of the Company’s key customers, including due to M&A or other market consolidation of OEMs and Tier 1s; the loss of any key suppliers; the impact of price downs in the ordinary course, or additional increased pricing pressures from the Company’s customers; the feasibility of Company’s development of new products on a timely, cost effective basis, or at all; security breaches and other disruptions to the Company’s IT systems; labor shortages, wage inflation and work stoppages impacting the Company, its suppliers or customers; changes in free trade agreements or the implementation of additional tariffs, and the Company’s ability to pass-through tariff costs; unfavorable changes to currency exchange rates and interest rates; the Company’s ability to protect its intellectual property in certain jurisdictions; the Company’s ability to effectively implement ongoing restructuring and other cost-savings measures or realize the full amount of estimated savings; compliance with, and increased costs related to, domestic and international regulations, including potential climate change regulations; the Ukraine-Russia conflict, which has led to and could lead to further challenges in our manufacturing operations in our Ukraine facility and further global economic sanctions and market disruptions, including significant volatility in commodity prices, credit and capital markets, supply constraints of natural gas, as well as supply chain interruptions; changes in government leadership and laws, political instability and economic tensions between governments; including as a result of the ongoing Ukraine Russian conflict and severe weather conditions and natural disasters and any resultant disruptions on the supply or production of goods or services or customer demands. The foregoing risks should be read in conjunction with the Company's filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors”, in its most recent Annual Report on Form 10-K and subsequent SEC filings, for a discussion of these and other risks and uncertainties. In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Use of Non-GAAP Financial Measures* In addition to the results reported herein in accordance with GAAP, the Company has provided here or elsewhere Adjusted Operating Expense, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EPS, Free Cash Flow, Net Debt and Revenue excluding the impact of foreign currency translation, each a non-GAAP financial measure. See the Company’s earnings release dated August 2, 2022 for the definitions of each non-GAAP financial measure, information regarding why the Company utilizes such non-GAAP measures as supplemental measures of performance or liquidity, and their limitations.    * See Appendix for certain reconciliations of GAAP to non-GAAP historical financial measures.

Automotive Highlights Outperformed Automotive production despite significant industry headwind Closed Alfmeier Acquisition 29 Vehicle launches with 15 OEMs in 2Q Multiple CCS® product launches Alfa Romeo Tonale BMW X5 Ford Ranger & Everest Mazda CX-50 Range Rover Sport Launched industry first proprietary Cell Connecting Board solution on the plug-in hybrid BMW 7 series The Fraunhofer Institute study estimates over 90 percent reduction in greenhouse gas emissions for the manufacture of the proprietary Cell Connecting Board solution Named Top North American Supplier by Honda for the third consecutive year

New Automotive Business Awards Strong debut as the largest global supplier of thermal and pneumatic comfort for Automotive $600M in awards in 2Q including Alfmeier Follow-on Production Vehicle Award for ClimateSenseTM Multiple CCS® awards Great Wall Honda Kia Nissan Stellantis Xpeng 17 Steering Wheel Heater awards across 12 OEMs Won high voltage cable award for a Porsche EV and Hydrogen Fuel Cell Electric Semi-Trucks Won pneumatic comfort award on BMW NCAR models Awarded a significant regional volume increase from one of the largest EV manufacturers for pneumatic comfort

Medical Highlights Expanding access to large and rapidly growing markets Completed the acquisition of Dacheng Medical Revenue up 9 percent year over year, excluding the impact of foreign currency translation Delivered Warm Air and Filtered Flo systems to United Nations Development Programme Won large Blanketrol award from Ascension Via Christi St. Francis Medical Center in Wichita, KS

Selected Income Statement Data 2022 2021 2022 2021 Product Revenues $260,715 $266,005 $528,372 $554,540 Automotive 249,152 255,105 507,016 534,475 Medical 11,563 10,900 21,356 20,065 Gross Margin 59,377 79,213 123,490 166,882 Gross Margin % 22.8% 29.8% 23.4% 30.1% Operating Expenses 51,642 47,541 101,565 94,461 Operating Income 7,735 31,672 21,925 72,421 Adjusted EBITDA 21,435 43,721 48,414 95,539 Adjusted EBITDA Margin 8.2% 16.4% 9.2% 17.2% Diluted EPS - As Adjusted $0.25 $0.85 $0.66 $1.89 Three Months Ended June 30, Six Months Ended June 30, (Dollars in thousands, except per share data)

Selected Balance Sheet Data   June 30, 2022 December 31, 2021 Cash and Cash Equivalents $157,258 $190,606 Total Assets 947,046 935,343 Debt 37,500 38,750 Current 2,500 2,500 Non-Current 35,000 36,250 Revolving LOC Availability 357,017 440,000 Total Liquidity 514,275 630,606 (Dollars in thousands)

Product Revenue (1)(2)(4) $1.15B - $1.25B Adjusted EBITDA Margin(1)(3)(4) 10% - 12% Effective Tax Rate 29% - 31% Capital Expenditures(5) $50M - $60M Updates 2022 Guidance* * Includes the completed acquisition of Alfmeier as of August 1, 2022, and the completed acquisition of Dacheng Medical as of July 13, 2022. Based on the current forecast of customer orders, supply chain constraints, estimated recovery of industry-wide semiconductor supply, and light vehicle production in the Company’s key markets growing at a low single-digit rate in 2022 versus 2021. Foreign exchange rate assumed at current levels. Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income margin, such as foreign currency gains and losses, we are unable to reasonably estimate net income margin, the GAAP financial measure most directly comparable to Adjusted EBITDA margin. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA margin to net income margin with respect to the guidance provided. Assumes approximately $100 million of product revenues and high single digit EBITDA margin rate from the acquisitions Includes the forecasted spending for Alfmeier

Appendix

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin   2022 2021 2022 2021 Net Income $7,072 $24,791 $18,819 $57,700 Add Back: Depreciation and Amortization 8,998 9,628 18,485 19,323 Income Tax Expense 3,919 5,748 8,214 13,313 Interest Expense 1,430 630 1,999 1,669 Adjustments: Restructuring Expenses 374 2,091 555 2,882 Unrealized Currency Gain (4,024) (11) (6,340) (306) Acquisition Expenses 3,794 844 7,008 958 Other (128) — (326) — Adjusted EBITDA $21,435 $43,721 $48,414 $95,539 Product Revenues $260,715 $266,005 $528,372 $554,540 Net Income Margin 2.7% 9.3% 3.6% 10.4% Adjusted EBITDA Margin 8.2% 16.4% 9.2% 17.2% Three Months Ended June 30, Six Months Ended June 30,

Reconciliation of Adjusted EPS   2022 2021 2022 2021 Diluted EPS - As Reported $0.21 $0.74 $0.56 $1.72 Non-Cash Purchase Accounting Impact 0.05 0.06 0.11 0.12 Restructuring Expenses 0.01 0.06 0.02 0.09 Unrealized Currency Gain (0.12) — (0.19) (0.01) Acquisition Expenses 0.11 0.03 0.21 0.03 Other — — (0.01) — Tax Effect of Above (0.01) (0.04) (0.04) (0.06) Diluted EPS - As Adjusted $0.25 $0.85 $0.66 $1.89 Three Months Ended June 30, Six Months Ended June 30,